Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of China HGS Real Estate Inc. (the "Company") on Form 10-Q for the fiscal quarter ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Xiaojun Zhu, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: February 11, 2010

/s/ Xiaojun Zhu
Xiaojun Zhu, Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to China HGS Real Estate Inc. and will be retained by China HGS Real Estate Inc. and furnished to the Securities and Exchange Commission or its staff upon request